EXHIBIT 10.35.1

                                  July 30, 2007


Talon International, Inc.
(f/k/a Tag-It Pacific, Inc.)
21900 Burbank Blvd., Suite 270
Woodland Hills, CA 91367
Attention:  Mr. Lonnie D. Schnell, CFO

         Re:      AMENDMENT NO. 1 TO LOAN AGREEMENT

Dear Sirs:

         Reference is made to the Revolving Credit and Term Loan Agreement dated June 27, 2007 (the "LOAN AGREEMENT") by and between Bluefin Capital, LLC (the "LENDER") and Talon International, Inc. (f/k/a Tag-It Pacific, Inc.) (the "BORROWER"). All capitalized terms used herein without definition have the respective meanings ascribed to them in the Loan Agreement.

         This will confirm the agreement of the Lender and the Borrower to make the following correction to the Loan Agreement as follows:

         1. CORRECTED COVENANT. Section 6.17 the Loan Agreement is hereby amended, effective as of June 29, 2007, so as to read in full as follows:

                  SECTION 6.17. COVERAGE TEST. Permit, as of the end of any quarter of any Fiscal Year, principal and interest payments by the Borrower and its Subsidiaries for the four (4) consecutive fiscal quarters then ended (excluding principal of the Convertible Debentures and principal payments made from a matched source where such matched source makes the payment) to exceed EBITDA for such four (4) fiscal quarter period; PROVIDED, HOWEVER, that the Lender shall not accelerate the Obligations by reason of any non-compliance with this Section 6.17 unless and until non-compliance herewith occurs as of the end of two
         (2) consecutive fiscal quarters.


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         2.       ONGOING  FORCE  AND  EFFECT.  Except  as  expressly  set forth herein, all of the terms and conditions of the Loan Agreement remain unchanged and in full force and effect. From and after June 29, 2007, all references to the Loan Agreement in any other Loan Documents shall mean and refer to the Loan Agreement as amended by this Amendment No. 1.

         3. GOVERNING LAW. This amendment shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of laws principles.

         Kindly confirm your agreement to the foregoing by countersigning a counterpart copy of this Amendment No. 1 in the space provided below.


                                    Very truly yours,

                                    BLUEFIN CAPITAL, LLC

                                    By:  /S/ LARRY E. LENIG, JR.
                                         ----------------------------------
                                         Larry E. Lenig, Jr., Vice Chairman


Acknowledged, Confirmed and Agreed To:

TALON INTERNATIONAL, INC.
(f/k/a Tag-It Pacific, Inc.)

By:  /S/ LONNIE D. SCHNELL
     ------------------------------------------
     Lonnie D. Schnell, Chief Financial Officer


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